Bank of America Merrill Lynch “Future of Financials 2016” Scott Peters, Consumer Services Group Head Logan Pichel, Consumer Lending Group Head November 16, 2016 Exhibit 99.1

Strategic initiatives Optimize and Effectively Deploy Regulatory Capital Disciplined Expense Management Grow and Diversify Revenue 2

Strategic choices driving Consumer Banking Strategy Consumer segment generated $3.5B in total revenue in 2015 and has grown +2% YTD Relationship Banking Model Continue to build best in class Risk Management Focused on Organic Growth Bolt on Acquisitions Focused on innovation that helps our customers Reshaping our retail distribution network 3

The right delivery model – Relationship Banking Regions Customers 1,597 Branches 1,969 ATM’s 2.3 million Digital Users 200 million Social Media Views 91 million Contact Center calls per year Guided by Local Bankers and Digital Capabilities › Relationship Managers › Branch Team › Wealth Advisors › Insurance Specialists Supported by Industry Specialists and a strong back office › Mortgage Loan Originators › Specialized Industries 4

Core and priority markets 5 Core Deposit States Priority Growth Cities Atlanta Houston Core markets provide a sound source of deposits Core deposit markets represent 78%* of total deposits Growing branch presence in higher opportunity metro markets Opportunity to increase our presence in large markets where we can deploy our full banking model, achieve higher growth rates, improve efficiency and diversify revenue *As of 6/30/16 based on FDIC deposit data St Louis

6 Will consolidate 100 - 150 branches by 2018 and expect to be at the high end of the range. We will continue to look for opportunities to consolidate additional branches. Deploying new designs that leverage technology to provide self-service driving efficiency and freeing bankers for more valuable interactions Utilizing Full Universal Banker format in new branches and retrofits to improve efficiency and customer convenience Launching offsite ATM/VTM’s at high traffic sites in Houston to efficiently expand presence Deployed technology to every branch allowing Platform to execute non-cash transactions improving customer service and reducing teller staffing Reshaping our branch network to better serve our customers

Better serving our customers through innovation Track record of launching innovative initiatives such as: – Now Banking – Regions Mobile Deposit funds availability – GreenSky® – ATM check cashing – Avant ® – Fundation ® Engaging with FinTech companies and innovation incubators hosting annual digital innovation workshops Innovations in the works: – Rollout of new branch designs – New online and mobile banking offerings – Expand point-of-sale financing – Continue to enhance digital banking offerings – Robo Advisors 7

Innovative products - Now Banking 8 Now Banking is a full service cash banking platform designed to serve the cash flow management needs of low and middle income consumers, with or without a Regions account. Products and Services Success Factors Check Cashing Reloadable Cards Money Remittance Bill Payment Money Orders Savings Account Secure Checking Trusted service provider Bringing credibility, security, and access Use of services without a checking account Competitively priced Meets needs of existing customers and attracts new customers Now Banking Households have grown 14% on average per year since 2012

Innovative solutions to allow customers to bank the way they choose 9 Simplifying and streamlining the digital account opening process. True definition of serving as a relationship bank and helping improve customers financial lives. Allows customers to access information quickly and easily; provides efficiencies for both the customer and the bank. Allows customers to bank when, where and how they choose, regardless of device or channel. Optimizing Sales Responsive Design User Experience and Convenience Advice, Guidance and Education Efforts in 2016 into 2017 (partial list) Touch ID Digital Account Opening Guided Selling Regions.com Redesign

10 Developed an addressable marketing system The system results in: – Targeted and timely customer offers and messages across channels – Increased Sales, Retention & Revenue – Continuous Improvement Enables the targeting of messages throughout the entire customer and prospect lifecycle Aggregated data and automated decisioning drives an “always on” environment Analytics determine the optimal offer and refine ongoing activities Investment has driven additional loan and fee income across the network Leveraging data to anticipate and fulfill customer needs Awareness Consideration Intent Shopping Purchase Lead Desktop Tablet TV Branch Contact Center IVR Site Digital Media Email Direct Mail Mobile Social Media

36% 27% 21% 8% 8% Interest-free Money market Interest-bearing checking Time Savings $98B 56% 29% 11% 4% Consumer Segment Corporate Bank Segment Wealth Management Segment Other Well-positioned deposit base is a competitive advantage Deposits – Composition(1) Deposits – by Segment(1) (1) 3Q16 average balances (2) Betas measure deposit rate changes relative to market rate changes over a 3 year horizon (2Q04-2Q07). (3) Regions current +200 bps gradual rate shock assumes parallel yield curve shift with a 60% deposit beta and a $3.5B deposit mix shift out of non-interest bearing deposits. Peers include BBT, FITB, PNC, STI, WFC, ZION Historical Deposit Betas(2) 11 Assuming meaningful rate increases, Regions plans for higher betas than seen in the prior cycle and stresses those assumptions to understand potential downside. Regions’ current baseline assumption is for a 60% deposit beta(3). There is also an assumption of mix shift out of non-interest bearing deposits and into time deposits in a rising rate environment. This baseline shift equates to approximately $3.5B in a +200 gradual 12 month shift(3). 45.0% 50.0% 55.0% 60.0% 65.0%

Cards and payments Best in Class Visa Transaction Power Score ranking since 1Q14(1) 80%+ penetration of Regions Consumer Checking accounts 12 (1)Visa Consumer Debit 2Q16 Scorecard Results Participating in Apple Pay, Android Pay, Samsung Pay, and Visa Checkout Regions Mobile Deposit usage has grown more than 60% annually since inception in 2013 All portfolios to be 100% EMV Chip Card issued in 2017 ATM Fleet 100% chip enabled Debit Card Products designed especially for Regions customers with 18.2% penetration rate Over the last year balances have increased 10.6% and active credit cards 12.3% Credit Card

Consumer loan product offerings 13 Serving 500,000 households with a mortgage or home equity loan/line Vehicle lending through our preferred dealer network or directly through our branches Unsecured direct lending through our branch network and online capabilities Home improvement loans through our third-party relationships Consumer Loan Product Strategy • Diversify revenue and loan portfolio by expanding non-real estate and non-branch generated loan production • Deliver a consistent and differentiated customer experience for all consumer lending products and across all channels

Consumer loans – steady year-over-year growth

- Successful execution on our strategic plan to grow consumer loans
- Expand Home Loan Direct Mortgage Channel by leveraging data analytics combined with targeted marketing efforts
- Growing the mortgage servicing portfolio through bulk purchases and flow deal arrangements
  - Leverage servicing platform and take advantage of our low cost to service
- Developed expanded product offerings and distribution channels
  - Growing indirect consumer loans through successful partnerships with GreenSky®
  - Direct consumer loans have grown 8.7% YoY through targeted in-branch offers
  - Direct Consumer loans expanded online distribution through Avant partnership

Product	3Q16 Avg. Balance	YOY Growth
Mortgage	$13.2B	+4.7%
Indirect – Vehicles	$4.1B	+6.5%
Indirect – Other Consumer	$0.8B	+77.4%
Consumer Credit Card	$1.1B	+10.6%

REGIONS
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Indirect home improvement loans partnered with GreenSky® 15 Partnership puts customer convenience at the forefront Outstanding balances at Sept 30 ~$660MM Average FICO score ~745 Average loan size ~$12k Average going-on rate 9-11%

Focused on profitability within the indirect vehicle portfolio 16 Focused on improving the economics of the portfolio Continued focus on growing the Preferred Dealer Network which yields better returns – 25% of total dealers and 60% of direct dealer production Avg FICO above 740 Avg Term ~68 months No leases Approximately 50% of total production and balances originated by a third-party – Terminated third-party contract during the 4th quarter $3,863 $3,969 $4,056 $4,149 $4,113 3Q15 4Q15 1Q16 2Q16 3Q16 Average Balances $564 $542 $561 $583 $421 3Q15 4Q15 1Q16 2Q16 3Q16 Production ($ in millions) ($ in millions)

Regions Personal Unsecured Loans Powered by Avant 17 New online platform rolled out in August for unsecured consumer loans Early results are meeting expectations Just recently began marketing Avg FICO 700-750 – Avg Loan Balance $10k – Avg Term 36 months – Avg Rate 8-9%

Strategic initiatives Optimize and Effectively Deploy Regulatory Capital  Attractive ROA and Risk Adjusted Returns  Return appropriate capital to shareholders Disciplined Expense Management  $400mm in expense saves by 2019  Continuously focus on efficiency and effectiveness  Generate positive operating leverage Grow and Diversify Revenue  Leverage SM to grow customers and households and deepen existing relationships  Prudently grow non-interest income  Balance growth across geographies and businesses 18

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Forward-looking statements This presentation may include forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below: • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, or any adjustment of valuation allowances on our deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, or other factors. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Our ability to effectively compete with other financial services companies, some of whom possess greater financial resources than we do and are subject to different regulatory standards than we are. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Our inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on our revenue. • The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries. • Changes in laws and regulations affecting our businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us. • Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements. • Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted. • The Basel III framework calls for additional risk-based capital surcharges for globally systemically important banks. Although we are not subject to such surcharges, it is possible that in the future we may become subject to similar surcharges. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives. • The success of our marketing efforts in attracting and retaining customers. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time. • Fraud or misconduct by our customers, employees or business partners. 20

Forward-looking statements continued The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors" of Regions' Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission. The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward- looking statements that are made from time to time. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • The risks and uncertainties related to our acquisition and integration of other companies. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act. • The inability of our internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. • Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries. • Our inability to keep pace with technological changes could result in losing business to competitors. • Our ability to identify and address cyber-security risks such as data security breaches, “denial of service” attacks, “hacking” and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; disruption or damage to our systems; increased costs; losses; or adverse effects to our reputation. • Our ability to realize our efficiency ratio target as part of our expense management initiatives. • Significant disruption of, or loss of public confidence in, the Internet and services and devices used to access the Internet could affect the ability of our customers to access their accounts and conduct banking transactions. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses; result in the disclosure of and/or misuse of confidential information or proprietary information; increase our costs; negatively affect our reputation; and cause losses. • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect how we report our financial results. • Other risks identified from time to time in reports that we file with the SEC. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. 21